February 2011
February 2011
A specialty pharmaceutical company focused on the development and commercialization of proprietary products to address important therapeutic needs in the field of neuroscience
Exhibit 99.1

Forward looking statements
Forward looking statements
This presentation contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, included in this presentation are forward-looking statements. Examples of such statements include our expectation regarding the FDA having a favorable view of the Intermezzo
®
residual effect profile; the sufficiency of the Intermezzo
®
NDA to gain FDA
approval; that Intermezzo
®
will become the first prescription sleep aid indicated for use in the middle of the night and the first strongly differentiated insomnia treatment strategy since Ambien
®
launch; the
potential market size for a middle of the night sleep aid; plans to commercialize Intermezzo
®
under
favorable market conditions through the Purdue collaboration and the receipt by Transcept of payments from Purdue thereunder; reimbursement coverage for Transcept product candidates; intellectual property protection being obtained and maintained for Transcept product candidates; and plans to begin a Phase 2 study of TO-2061 in Q1 2011 and report results therefrom in H1 2012. Transcept may not actually meet these expectations and carryout these plans. Various important factors that could cause actual events to differ materially from such forward-looking statements include FDA deemed insufficiencies in our Intermezzo
®
NDA resubmission, competitive product commercialization; adverse patent decisions at the USPTO or in court; the willingness of Purdue to commercialize Intermezzo
®
and its ability to do so
successfully; payer opinion of Intermezzo
®
, if approved; dependence on third parties to manufacture,
and carry-out the planned study of
TO-2061,
and variability in the business of Transcept generally.
These and other risks are described in greater detail in the "Risk Factors" section of Transcept periodic reports filed with the Securities and Exchange Commission. Forward-looking statements do not reflect the potential impact of any future in-licensing, collaborations, acquisitions, mergers, dispositions, joint ventures, or investments Transcept may enter into or make. Transcept does not assume any obligation to update any forward-looking statements, except as may be required by law.

U.S. primary care partnership: Purdue Pharma
Co-promote option 1 yr post Intermezzo
®
launch
9/30/10: $74M cash, equivalents and investments
No debt
Neuroscience / psychiatry
Intermezzo
®
: middle of the night awakenings
Transcept: preparing for Intermezzo
® commercialization
Transcept: preparing for Intermezzo
® commercialization
3
Intermezzo
®
PDUFA date July 14, 2011
TO-2061 Phase 2 results: anticipated H1 2012
Large markets,
unmet needs
Therapeutic focus
Commercial
platform
Strong balance
sheet
Near term
catalysts
: treatment resistant OCD
TO-2061

Intermezzo
®
(zolpidem tartrate sublingual tablet)
Intermezzo
®
(zolpidem tartrate sublingual tablet)
Proposed indication statement: Intermezzo
®
is indicated
for use as needed for the treatment of insomnia when a
middle of the night awakening is followed by
difficulty returning to sleep

Middle of the night (MOTN) awakening:
A major unmet medical need in the insomnia category
Middle of the night (MOTN) awakening:
A major unmet medical need in the insomnia category
Large U.S. insomnia market
– $2.1 billion (ex-factory) (1)
– 78 million new and refill prescriptions (2)
Insomnia is an under-treated condition
– 11 million patients receive Rx
(3)
– 4x to 6x more are not diagnosed or treated by a physician (3)(4)
MOTN awakening: the most prevalent insomnia symptom
(5)
– 35% of Americans suffer from MOTN awakenings at least 3x / week (5)
– >90% report awakenings persist more than six months;
50% report awakenings persist more than five years (6)
5
(1) IMS NSP 2009; (2) Wolters Kluwer, PHAST 2010; (3) BluePrint Research Group; (4) Institutes of Medicine - Sleep disorders and sleep deprivation
Apr. 2006; (5) Ohayon, Nocturnal awakenings and comorbid disorders in the American general population. J of Psych Research (2009); (6) Ohayon,
Difficulty in resuming or inability to resume sleep and the links to daytime impairment, J of Psych Research (2009).

No product currently indicated for prn
treatment at the
time of a middle of the night awakening
No product currently indicated for prn
treatment at the
time of a middle of the night awakening
MOTN awakenings typically do not occur every night
7-8 hr sleep aids (Ambien
®
, Ambien CR
®
, Lunesta
®
) require
bedtime prophylactic dosing to prevent awakenings
An ideal therapeutic would:
– Be used only at the time patients need help returning to sleep, not every night in advance of a problem that may not occur
– Return patients to sleep rapidly
– Use a low dose to avoid next day residual effects
6

- 
- →
- 
- 
- 
-

Transcept
PHARMACEUTICALS, INC.

Sleep lab, objective data: 14 minute sleep
onset with 3.5 mg dose
No residual next-morning effects vs. placebo in
sleep lab and outpatient studies
Driving study primary statistical analysis: no
significant next morning effect vs. placebo 4 hrs
after dosing, consistent with proposed label
Sublingual tablet dissolves in ~ 2 minutes
pH drives zolpidem base, rapidly absorbed
72% lower dose than Ambien CR
®
Intermezzo
®
: anticipated to be the first sleep aid for
use in the middle of the night at the time of awakening
Intermezzo
®
: anticipated to be the first sleep aid for
use in the middle of the night at the time of awakening
7
Favorable residual
effects profile
Fast acting
Low dose
Novel formulation

Area under the curve (AUC)
(ng.hr/mL)

Transcept
PHARMACEUTICALS, INC.

Intermezzo
®
3.5 mg delivered greater early zolpidem
bioavailability than a ~3x higher Ambien
®
dose
Intermezzo
®
3.5 mg delivered greater early zolpidem
bioavailability than a ~3x higher Ambien
®
dose
8
PK comparison study: Intermezzo
®
3.5mg vs. Ambien 10mg PO n=33
Time (min)
9.3x
2.9x
1.4x
Intermezzo
®
3.5 mg
Ambien
®
10 mg
0
1
2

0 5 10 15 20

Intermezzo ® commercial opportunity Intermezzo ® commercial opportunity

Estimating the MOTN market size at branded prices
Estimating the MOTN market size at branded prices
Ohayon, et al., Nocturnal Awakenings in the American
General Population: Prevalence and Consequences
235 M U.S. adults
(3)
x Ohayon
MOTN sufferers at least 3x week 35.5% (1) = 83 million
…with difficulty returning to sleep 43.0% (1) = 36
…without difficulty initiating sleep 62.6% (1) = 22
…who seek MD treatment 16.0% (2) =
x mean length of therapy, currently marketed Rx sleep aids 108 to 169 days (4)
x per tablet branded pricing, currently marketed Rx sleep aids $5.05 to $5.67 (5)
= 100% market estimate: treatment seeking MOTN patients $1.9 B to $3.4 B
(1) Ohayon, et al., Nocturnal awakenings in the American general population: Prevalence and consequences. World Sleep Conference 2007; (2)
Estimated based on percentage applied to adults with difficulty returning to sleep, with and without difficulty initiating sleep in Ohayon, et al., Using difficulty resuming sleep to define nocturnal awakenings. Sleep Medicine 11 (2010); (3) U.S. Census data, 2010, adults 18 and over; (4) IMS: Length of therapy in the sleep disorder market, March 2007. Products evaluated are indicated for bedtime use: Ambien ® , Ambien CR ® , Lunesta ® , Restoril ® ,
Rozerem ® , Sonata ® , Desyrel ® ; (5) Wolters Kluwer WAC pricing (branded). Jan 2011. Products evaluated: Ambien ® , Ambien CR ® , Lunesta ® ,
Silenor ® . Ambien ® and Ambien CR ® are currently available in generic form.

3.6

Leading pain therapeutic franchise
2009 rev: >$2.5 billion
Branded products include:
OxyContin
®
, MSContin
®
, Dilaudid
®
, Butrans
®
Sales force of >500 field reps calling on primary care
physicians and high prescribing specialists
High value pain prescribers tend to be significant insomnia
prescribers
Multi-year sales and marketing agreement with psychiatry
co-promote option, royalties and milestone payments
Commercialization partnership with Purdue Pharma
Commercialization partnership with Purdue Pharma

Commercialization agreement: key Transcept benefits
Commercialization agreement: key Transcept benefits
Co-promote option: foundation for a commercial future
– Transcept option: co-promote to psychiatrists as early as the first anniversary after Purdue launch
Milestone payments
– Upfront license fee: $25M received August 2009
– FDA approval milestone of $30M, reduced by $2M each 30-day period after June 30, 2010 ($6M if approved on July 14, 2011 PDUFA date)
– Up to $90M additional upon the achievement of certain patent milestones and net sales targets, including $10M for first formulation patent listed in Orange Book
Royalty structure
– Base royalty: double digit up to the mid 20% level on net sales
– Co-promote royalty: additional double digit  royalty on psychiatrist Rx net sales

Intermezzo
®
partnership structure enables
significant Transcept marketing efficiency
Intermezzo
®
partnership structure enables
significant Transcept marketing efficiency
Purdue responsibilities
– U.S. product launch
– Primary care sales and marketing activities
– Managed care and formulary placement
– Manufacturing and distribution
– Post marketing studies, if required
– Book revenues
Transcept responsibilities
– U.S. product approval
– Psychiatry co promote option 1 yr after commercial launch

Favorable market conditions for Intermezzo
®
launch
Favorable market conditions for Intermezzo
®
launch
Intermezzo
®
: anticipated to be the first strongly
differentiated insomnia treatment strategy since
launch of Ambien
®
in 1993
Continuing decline in sales presentations to
physicians in insomnia segment
Significantly reduced DTC spending

Intermezzo
®
managed markets research: broad
formulary access expected
Intermezzo
®
managed markets research: broad
formulary access expected
Research conducted with Pharmacy and Medical Directors
from health plans covering 170M lives
Statement of unmet medical need generally well accepted by
payers
– Unique insomnia indication
– Low dose used less often
– Delivery technology drives rapid bioavailability
Tier 3 formulary placement anticipated, utilization
management criteria consistent with other hypnotic brands
Intermezzo
®
brand parity pricing not viewed as a major
barrier with managed markets
Purdue managed markets team to drive formulary access

Intermezzo ® NDA resubmission Intermezzo ® NDA resubmission

FDA Complete Response Letter (October 2009) and
subsequent discussions
FDA Complete Response Letter (October 2009) and
subsequent discussions
FDA indicated Transcept has submitted substantial evidence
of effectiveness for Intermezzo
®
in its intended indication
FDA recognized that the Intermezzo
®
Phase 3 data did not
indicate significant next morning residual effects at 4 hrs
However, given the unique MOTN indication, FDA requested:
– additional data on next morning driving effects
– demonstration that inadvertent dosing errors can be minimized, or that the consequences of such errors are acceptable
• inadvertent re-dosing in a single night
• inadvertent dosing with < 4 hrs of bedtime remaining
– arguments against the conduct of an in-use study

Intermezzo
®
NDA: PDUFA date July 14, 2011
Intermezzo
®
NDA: PDUFA date July 14, 2011
18
Driving study primary statistical analysis: no significant next morning effect when dosed per proposed label
Comparative analysis vs. previous driving study data: even when dosed off label (< 4hrs prior to driving), Intermezzo
®
next day
effects are relatively small
New epidemiology study demonstrates widespread middle of the night (off-label) use of 7-8 hour sleep aids
– Results suggest ~11% of all hypnotic users sometimes take their sleep aid in the middle of the night in order to return to sleep
Packaging changes, patient tools and instructions to address FDA concerns re: dosing errors

TO OPEN: FOLD ALONG DOTTED LINE AND TEAR AT SLIT OR USE SCISSORS.
Intermezzo®
(zolpidem tartrate sublingual tablet) CIV
3.5 mg
Each sublingual tablet contains zolpidem tartrate 3.5 mg.
Important Information about Intermezzo®
• Never take more than one dose a night.
• Before you take Intermezzo®, be sure you have at least 4 hours before you must be active again.
Store at 20° – 25°C (68° – 77°F). Protect from moisture.
See back of pouch for full dosing instructions.
Mfg. for: Transcept Pharmaceuticals, Inc., Pt. Richmond, CA 94804
Rx only
1 Sublingual Tablet

Adult Dosage: 1 Intermezzo® tablet per night as directed.
Read the Medication Guide before using.
• Place only 1 pouch by your bed. Do not open the pouch until you are ready to use Intermezzo®
• On the Dosing Time Chart below:
• Find the time you have to be up and active on the left.
• Follow the arrow to the right to find the latest time you can take Intermezzo®.
DOSING TIME CHART
Time you must be active | Do not take Intermezzo® after:
4 am → 12 am
5 am → 1 am
6 am → 2 am
7 am → 3 am
8 am → 4 am
9 am → 5 am
• Check the time before you take Intermezzo®. If you cannot stay in bed for at least 4 more hours, do not take Intermezzo®.
• Open the pouch. Remove foil blister and push tablet through.
• Place the tablet under your tongue and allow it to dissolve for about 2 minutes. Avoid swallowing.
• Leave the empty pouch by your bed as a reminder that you have already taken your dose for the night.
XX-0350-00
LOT XXXXXXXX EXP XX/XXXX

Transcept
PHARMACEUTICALS, INC.

Redesigned unit dose packaging for NDA resubmission Redesigned unit dose packaging for NDA resubmission 19 Prototype package: Intermezzo ® is not approved by the U.S. FDA

Intermezzo
®
highway driving study overview
Intermezzo
®
highway driving study overview
Approximately 40 healthy adult volunteers
Highway driving over a one-hour period
Single-center (Maastricht), double-blind,
randomized, placebo-controlled
crossover design
Key comparisons:
– Intermezzo
®
3.5mg vs. placebo, dosed 4 hours prior to driving
– Intermezzo
®
3.5mg vs. placebo, dosed 3 hours prior to driving
– Zopiclone 7.5mg vs. placebo (positive control)
Key measure of driving performance: standard
deviation of lateral position (variability in lane position)
as compared to placebo

Intermezzo
®
highway driving study results
Intermezzo
®
highway driving study results
4 hrs after MOTN Intermezzo
®
dosing
– Test condition consistent with proposed label
– Primary analysis (symmetry): no statistically significant effect
– Secondary analysis (mean): statistically significant but small effect of 0.8 cm SDLP
3 hrs after MOTN Intermezzo
®
dosing
– Test condition included to characterize risk profile of
Intermezzo
®
when not used according to label
– Primary analysis (symmetry): statistically significant effect
– Secondary analysis (mean): statistically significant but small effect of 1.5 cm SDLP
– One drive discontinued due to excessive drowsiness
FDA may consider other statistical analyses

Mean change in SDLP (cm)
Intermezzo® 3.5 mg
Intermezzo® 3.5 mg
Zopiclone 7.5 mg
Zopiclone 7.5 mg
Flurazepam 15 mg
Secobarbital 200 mg
Flurazepam 30 mg
Flurazepam 30 mg

Transcept
PHARMACEUTICALS, INC.

0
1
2
3
4
5
6
7
8
4h
post-dose
3h
post-dose
9h
post-dose
10-11h
post-dose
10-11h
post-dose
10-11h
post-dose
10-11h
post-dose
10-11h
post-dose
Effect on driving produced by various hypnotics and
blood alcohol concentrations: cross study comparison
Effect on driving produced by various hypnotics and
blood alcohol concentrations: cross study comparison
Intermezzo ®
highway driving study
Zopiclone and US-marketed hypnotics
Brookhuis K. Hum. Psychopharmacol. Clin. Exp. 1998;13:S64–S69.
0.05%
EU
0.08%
USA
DUI blood
alcohol
concentration
22
Note: The cross study comparisons reflected above should be viewed with caution. Cross study meta-analyses are subject to interpretational and other risks due to a number of factors, including unaccounted for variables that may render comparisons difficult or invalid, and potential inconsistencies in methods of normalizing study results.  Additional studies from the Brookhuis publication reflecting data from drugs not approved in the United States are not reflected above.
The above collection of studies is not presented as a complete presentation of highway driving studies analyzing hypnotic drugs approved in the United States.

Intermezzo ® : intellectual property Intermezzo ® : intellectual property

Intermezzo
®
: two formulation patents issued; method
of use patents pending
Intermezzo
®
: two formulation patents issued; method
of use patents pending
Formulation for transmucosal absorption
– Two issued U.S. patents -
7,682,628 and 7,658,945
– Patents expire no sooner than February 2025
– Low dose zolpidem, ~1mg to ~5mg
– Formulation with buffer system for transmucosal absorption
Method of treating MOTN awakenings
– Priority date: May 2006
– Low dose zolpidem, ~1mg to ~5mg
– Treatment of middle of the night awakenings
Administration as needed after the subject awakens
– Proposed claims cover multiple dosage forms

TO-2061
(ultra low dose ondansetron)
TO-2061
(ultra low dose ondansetron)
25
Proposed indication: adjunctive therapy in adult patients
with obsessive compulsive disorder not adequately
responsive to SSRI treatment

Significant unmet medical need: OCD patients not
responding adequately to SSRI treatment
Significant unmet medical need: OCD patients not
responding adequately to SSRI treatment
Obsessive Compulsive Disorder
– Intrusive thoughts and repetitive actions to reduce distress
– Affects 1% to 2% of U.S. adult population, 40% to 50% seek treatment
– Significantly impacts everyday life activities of patients and their families
– 40% to 60% of OCD patients do not respond adequately to first-line
SSRI treatment (e.g., Prozac
®
, Luvox
®
, Paxil
®
, Zoloft
®
)
No FDA approved treatment for SSRI resistant OCD
– Atypical antipsychotics are often used off-label to augment SSRIs
• ~68% of SSRI resistant OCD patients do not respond
• Frequently reported adverse events: weight gain, metabolic disorder

Pilot studies: ultra low dose adjunctive ondansetron
therapy in SSRI resistant OCD
Pilot studies: ultra low dose adjunctive ondansetron
therapy in SSRI resistant OCD
Ondansetron (5-HT
3
antagonist approved as Zofran
®
)
– Affects serotonin and dopamine pathways
– Typical daily Zofran
®
doses of 16 mg to 24 mg for chemotherapy-
induced nausea and vomiting
Two 12 week open-label adjunctive therapy studies
with ondansetron titrated to 0.5 mg BID dose
– Pilot Study A
(1)
: Adjunctive ondansetron therapy in patients who
responded poorly to at least 12 weeks of SSRIs combined with an atypical antipsychotic, n=14
– Pilot Study B
(2)
: Adjunctive ondansetron therapy in patients who
responded poorly to at least 12 weeks of SSRI treatment, n=21
27
1) S. Pallanti, S. Bernardi, S. Antonini, N. Singh, E. Hollander: Ondansetron augmentation in Treatment-Resistant Obsessive-Compulsive Disorder, CNS Drugs
(2009); (2) S. Pallanti, S. Bernardi, E. Hollander: Ondansetron augmentation in Treatment-Resistant OCD (TR-OCD): Relapse in Y-BOCS symptoms th
following discontinuation of ondansetron, Poster presentation, American College of Neuropsychopharmacology 49 Annual Conference,
December 2010.

Improvement: measured as a % decrease over baseline on the
Yale Brown Obsessive Compulsive Scale (YBOCS)
Improvement: measured as a % decrease over baseline on the
Yale Brown Obsessive Compulsive Scale (YBOCS)
28
All Patients: n=21
26.3% improvement at 12 weeks
Responders: n=12 of 21 (57%)
44.3% improvement at 12 weeks
Pilot Study B, n=21
Week
2
Week
4
Week
6
Week
8
Week
10
Week
12
50%
40%
30%
20%
10%
0%
All patients
Week
2
Week
4
Week
6
Week
8
Week
10
Week
12
50%
40%
30%
20%
10%
0%
Responders
Non-responders

Decrease = improvement
Average YBOCS scores
(Mean ± SE)

Transcept
PHARMACEUTICALS, INC.

Week
0
Week
2
Week
4
Week
6
Week
8
Week
10
Week
12
Week
14
Week
16
10
20
30
40
Relapse following discontinuation in responders
Relapse following discontinuation in responders
29
38.3%
YBOCS
worsening
from Week 12
Phase 1
Ondansetron augmentation
Phase 2
Discontinuation
Pilot Study B, n=12 of 21 (responders only)

TO-2061: development overview
TO-2061: development overview
505b2 NDA pathway
Phase 2 study, n 150
– To start Q1 2011, top-line results 2012
– Approx. $10M investment through end of Phase 2 study
Intellectual property
– Method of use patent application filed, priority date May 19, 2009
– Ondansetron, up to ~1.5 mg/day
– Pending claims for treating SSRI resistant OCD with ondansetron augmentation
Managed care survey (~108M lives): unmet medical need
acknowledged, Tier 3 formulary placement expected
Strategic fit: psychiatry
– ~87% of patient visits for OCD were to psychiatrists in 2009
*
–
Complementary to Intermezzo
®
psychiatry co-promote option with Purdue

* SDI Physician Drug and Diagnosis Audit

Financial overview Financial overview

Financial position: September 30, 2010
Financial position: September 30, 2010
Cash & investments: $74.2 M
Q3 2010 cash burn rate: $  1.6 M / month
Shares outstanding: 13.4 M
Options / warrants / other: 2.5
Total: 15.9 M
Employees: 31

Key Transcept activities and goals
Key Transcept activities and goals
Completed Intermezzo
®
US marketing partnership: July 2009
Patent coverage: two Intermezzo
®
formulation patents issued
Highway driving study data: Oct 2010
Intermezzo
®
NDA resubmitted and accepted: Jan 2011
Begin TO-2061 Phase 2 study Q1 2011
Intermezzo
®
NDA action date: July 14, 2011
Intermezzo
®
pre-launch planning

Intermezzo
®
is a registered trademark of Transcept Pharmaceuticals, Inc.
Ambien
®
and Ambien CR
®
are registered trademarks of sanofi-aventis
Lunesta
®
is a registered trademark of Sunovion Pharmaceuticals Inc.
Zofran
®
and Paxil
®
are registered trademarks of The GlaxoSmithKline Group of Companies
Prozac
®
is a registered trademark of Eli Lilly & Co.
Luvox
®
is a registered trademark of Solvay Pharmaceuticals, Inc.
Zoloft
®
is a registered trademark of Pfizer Inc.